Filed Pursuant to Rule 497(k)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Midstream Focus Fund

(the “Fund”)

Supplement dated April 6, 2020 to the Fund’s

Summary Prospectus dated January 28, 2020

Effective immediately, under the heading “Principal Risks of Investing in the Fund,” the disclosure is hereby supplemented with the following risk:

“Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

Please retain this Supplement for reference.